UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2023 (June 12, 2023)

PEARL HOLDINGS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41165	98-1593935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 11th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 457-1540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PRLHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRLH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRLHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2023, Pearl Holdings Acquisition Corp (the “Company”) convened and then adjourned its Extraordinary General Meeting (the “Meeting”) indefinitely, without conducting any business (other than the Adjournment Proposal as described below). At the Meeting, a total of 21,758,032 of the Company’s ordinary shares, out of a total of 25,000,000 ordinary shares issued and outstanding and entitled to vote as of the close of business on May 15, 2023 (the record date for the Meeting), were present in person or represented by proxy.

At the Meeting, the only proposal submitted to a vote of the Company’s shareholders was the proposal to approve the adjournment of the Meeting indefinitely (the “Adjournment Proposal”) because the board of directors of the Company determined before the Meeting that it was not necessary and no longer desirable to proceed with the other proposals because, as previously announced, the Company, pursuant to its articles of association, has been afforded a three-month extension for completion of an initial business combination until September 17, 2023 (with the potential for a further extension until December 17, 2023, on the terms set forth in the articles of association). The Company’s shareholders approved the Adjournment Proposal. Since none of the other proposals were considered at the Meeting, there is no redemption right, and all ordinary shares will be returned if submitted for redemption.

The following were the tabulated votes “For” and “Against” the Adjournment Proposal as well as the number of “Abstentions”:

Proposal 5: Adjournment of the Meeting

FOR	AGAINST	ABSTAIN
18,837,668	2,920,364	0

Following the vote on the Adjournment Proposal at the Meeting, the Meeting was adjourned indefinitely.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEARL HOLDINGS ACQUISITION CORP

	By:	/s/ Craig E. Barnett
Name: Craig E. Barnett
Title: Chief Executive Officer
Date: June 14, 2023

2